SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8 – K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: July 23, 2004

(Date of earliest event reported)

MEDICAL ACTION INDUSTRIES INC.

(Exact name of registrant as specified in its charter)

Delaware	0-13251	11-2421849
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification Number)

800 Prime Place, Hauppauge, New York	11788
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code (631) 231-4600

(Former name or former address, if changed since last report)

MEDICAL ACTION INDUSTRIES INC. – 8-K	Filing Date: 7/23/04

Filing Sections

Document	1

Base	1

Cover Page	1

Table of Contents	2

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers	3

Financial Statements and Exhibits	3

Signatures	3

Exhibits

Exhibits	4

Additional Exhibits 99.1	4

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 23, 2004, Registrant issued a press release disclosing information regarding the appointment of Manuel B. Losada as its Vice President of Sales and Marketing. With over 18 years of healthcare experience, Mr. Losada will be joining the Registrant as of August 9, 2004. Mr. Losada replaces Daniel F. Marsh, who is leaving the Registrant to seek new opportunities. A copy of the press release is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

(99.1)	Press Release Dated July 23, 2004

The information in this Form 8-K is being furnished under Item 12 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEDICAL ACTION INDUSTRIES INC.

By:	/s/ Richard G. Satin
Richard G. Satin,
Vice President of Operations and General Counsel
(Principal Accounting Officer)

Dated: July 23, 2004